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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: January 15, 1999



                              VENTURE SEISMIC LTD.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


ALBERTA, CANADA                      0-27070                    N/A
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)



      3110 - 80th Avenue S.E. Calgary, Alberta                T2C 1J3
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip code)


                                 (403) 777-9070
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other events

    On January 18, 1999, Venture Seismic Ltd. ("Venture") announced that discussions with Western Geophysical ("Western") regarding the previously announced seizure of the M/V Pacific Titan and related litigation with Continental Holdings Ltd. ("Continental"), a wholly owned subsidiary of Venture, have been terminated. On January 15, 1999, Continental filed in the United States District Court, Southern District of Alabama, Southern Division: (i) an answer denying Western's allegations, (ii) a counterclaim against Western claiming, among other things, Western's actions constitute a breach of contract and wrongful seizure of the M/V Pacific Titan, and have requested the court award Continental actual damages in excess of $20 million, as well as consequential and exemplary damages resulting from Western's actions, and costs of the counterclaim, and (iii) a motion to stay the federal court proceedings and compel arbitration in accordance with the terms of the contract between Western and Continental.

Item 6.  Resignations of Registrant's Directors

    Venture also announced it had received written resignations dated January 15 and 16, 1999, from four of Venture's six directors; Michael Beninger, J. Joseph Ciavarra, Jr., Stuart Norman, and Leslie J. Stinn, submitting their resignations effective immediately. On Friday, January 15, 1999, all of the directors and officers of Continental also resigned, except for Roy Self, Vice President of Continental.

    Reference is made to Venture's press release dated January 18, 1999, and to resignation letters from the directors of Venture mentioned above, which are attached hereto as Exhibits 99.1 and 10.38 through 10.41, respectively, and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

        (c)    Exhibits

        10.38 Letter of resignation as director of Venture Seismic Ltd. from Michael Beninger dated January 15, 1999.

        10.39 Letter of resignation as director of Venture Seismic Ltd. from
              J. Joseph Ciavarra, Jr. dated January 16, 1999.

        10.40 Letter of resignation as director of Venture Seismic Ltd. from Stuart Norman dated January 15, 1999.

        10.41 Letter of resignation as director of Venture Seismic Ltd. from Les Stinn dated January 15, 1999.

        99.1  Press release dated January 18, 1999




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VENTURE SEISMIC LTD.

                                    By:    /s/ BRIAN W. KOZUN
                                           -------------------------------------
                                           Brian W. Kozun
                                           President and Chief Executive Officer

                                    Dated: January 18, 1999